Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Rampart Capital Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, each of I Charles W. Janke, Chairman of the Board and Chief Executive Officer of the Company, I James H. Carpenter, Chief Operating Officer of the Company, and I Charles F. Presley, Chief Financial Officer of the Company, certify separately and independently, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:                                                              August 14, 2003
     ---------------------------------
     C.  W.  Janke
     Chairman  of  the  Board  and
     Chief  Executive  Officer
     (Principal  Executive  Officer)

By:                                                              August 14, 2003
     ---------------------------------
     J.  H.  Carpenter
     President  and
     Chief  Operating  Officer

By:                                                              August 14, 2003
     ---------------------------------
     Charles  F.  Presley
     Vice-President,
     Chief  Financial  Officer  and
     Treasurer
     (Principal  Financial  Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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